SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

September 6, 2005

Date of Report

(Date of earliest event reported)

SOURCE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

UTAH	0-29129	87-0370820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Granite Meadow Lane

Sandy, Utah 84092

(Address of Principal Executive Offices)

(801) 943-5490

(Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Bylaws.

The Company has attached a copy of an Amendment to Bylaws whereby the Directors had unanimously consented to opt out of the Utah Control Share Acquisitions Act on May 19, 1997. This amendment was not previously included as an attachment to the Company's Bylaws, as originally incorporated as an exhibit in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 17, 2000.

Item 9.01	Exhibits.

(c) Exhibits.

Description of Exhibit	Exhibit Number

Amendment to Bylaws	3(ii)(b)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE ENERGY CORPORATION
Dated: 9/6/05	/s/ CRAIG CARPENTER
Craig Carpenter President and Director